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                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM T-1
       STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                    TRUSTEE PURSUANT TO SECTION 305(b)(2) [ ]

                     LAW DEBENTURE TRUST COMPANY OF NEW YORK
                     ---------------------------------------
               (Exact name of trustee as specified in its charter)

NEW YORK                                                        01-0622605
--------                                                        ----------
(Jurisdiction of incorporation or organization              (I.R.S. Employer
      if not a U.S. national bank)                      Identification Number)


         767 THIRD AVENUE, 31ST FLOOR                              10017
         ----------------------------                              -----
    (Address of principal executive offices)                     (Zip Code)


      LAW DEBENTURE TRUST COMPANY OF NEW YORK, 767 THIRD AVENUE, 31ST FLOOR
      ---------------------------------------------------------------------
                       NEW YORK, NY 10017, (212) 750-7464
                       ----------------------------------
           (Name, address and telephone number of agent for services)


                             SAC HOLDING CORPORATION
                             -----------------------
                           SAC HOLDING II CORPORATION
                           --------------------------
               (Exact name of obligor as specified in its charter)

            NEVADA                                       86-0814248
            ------                                       ----------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

     715 SOUTH COUNTRY CLUB DRIVE, MESA, AZ                85210
     --------------------------------------                -----
    (Address of principal executive offices)             (Zip Code)


                           8.5% SENIOR NOTES DUE 2014
                           --------------------------
                       (Title of the indenture securities)


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ITEM 1. GENERAL INFORMATION.

FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE-

    a. NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

---------------------------------------------------------------------------------------------
         Name                                                   Address
---------------------------------------------------------------------------------------------
         Superintendent of Banks of the State of New York       2 Rector Street, New York, NY
                                                                10006, and Albany, NY 12203

    b.  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

        Yes


ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

None.


ITEM 16. LIST OF EXHIBITS.

LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

      1. - A copy of the Articles of Association of Law Debenture Trust Company of New York as now in effect. (Exhibit 1 to Form T-1 filed as Exhibit 25.1 to Registration Statement No. 022-28695)

      2. - A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association. (Exhibit 2 to Form T-1 filed as Exhibit 25.1 to Registration Statement No. 022-28695)

      4. - A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed as Exhibit 25.1 to Registration Statement No. 022-28695)

      6. - The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed as Exhibit 25.1 to Registration Statement No. 022-28695)

      7. - A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority. (Exhibit 7 to Form T-1 filed as Exhibit 25.1 to Registration Statement No. 022-28695)


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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Law Debenture Trust Company of New York, a trust company organized and existing under the laws of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 4th day of March 2003.


                                        Law Debenture Trust Company of New York
                                                         (Trustee)

                                        By: /s/ Patrick J. Healy
                                            -----------------------------------
                                            Patrick J. Healy
                                            Vice President